UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	ZNGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 17, 2021, Zynga Inc. (“Zynga”) virtually held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Zynga’s stockholders voted on four proposals, each of which is described in more detail in Zynga’s definitive proxy statement filed with the SEC on April 5, 2021 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of abstentions (if applicable) with respect to each proposal, and the number of broker non-votes with respect to each proposal.

1.Each of the nine nominees for director proposed by Zynga was elected to serve until Zynga’s 2022 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark Pincus	800,967,583	5,435,109	666,475	128,017,026
Frank Gibeau	805,795,214	646,296	627,657	128,017,026
Dr. Regina E. Dugan	795,061,689	10,956,754	1,050,724	128,017,026
William “Bing” Gordon	741,482,580	64,898,271	688,316	128,017,026
Louis J. Lavigne, Jr.	799,294,758	6,698,394	1,076,015	128,017,026
Carol G. Mills	798,868,795	7,561,392	638,980	128,017,026
Janice M. Roberts	787,499,556	18,922,471	647,140	128,017,026
Ellen F. Siminoff	802,286,810	4,143,726	638,631	128,017,026
Noel B. Watson	805,744,585	652,957	671,625	128,017,026

2.Stockholders did not approve, on an advisory basis, the compensation of Zynga’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
380,915,701	425,189,262	964,204	128,017,026

3.Stockholders ratified the selection of Ernst & Young LLP as Zynga’s independent registered public accounting firm for Zynga’s fiscal year ending December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
928,351,692	5,865,445	869,056	N/A

4.Stockholders did not approve the stockholder proposal to amend the stockholding threshold to call a Special Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
241,295,178	564,420,198	1,353,791	128,017,026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: May 18, 2021	By:	/s/ Phuong Y. Phillips
Phuong Y. Phillips
Chief Legal Officer and Secretary